Exhibit 10.5

SECOND SUPPLEMENTAL INDENTURE

SECOND SUPPLEMENTAL INDENTURE, dated as of May 1, 2012 (the “Second Supplemental Indenture”), among ACCO Brands Corporation, a Delaware corporation (“ACCO”), Mead Products LLC, a Delaware limited liability company (“Mead Products” and along with ACCO, the “co-issuers” and each an “Issuer”), and ACCO Brands USA LLC, a Delaware limited liability company, Day-Timers, Inc., a Delaware corporation, General Binding Corporation, a Delaware corporation, GBC International, Inc., a Nevada corporation, ACCO International Holdings, Inc., a Delaware corporation, ACCO European Finance Holdings, LLC, a Delaware limited liability company, Mead Direct Response Inc., a Delaware corporation (collectively, the “Guarantors”), and Wells Fargo Bank, National Association (or its permitted successor), a nationally chartered banking association, as trustee under the Indenture referred to below (the “Trustee”).

W I T N E S S E T H

WHEREAS, Monaco SpinCo Inc., a Delaware corporation (“Monaco SpinCo”) and Mead Direct Response Inc. have heretofore executed and delivered to the Trustee an indenture, dated as of April 30, 2012 (the “Base Indenture,”), as supplemented by the First Supplemental Indenture, dated as of May 1, 2012 (the “First Supplemental Indenture,” with the Base Indenture, the “Indenture”) providing for the issuance of Monaco SpinCo’s 6.75% senior notes due 2020 (the “Existing Notes”);

WHEREAS, pursuant to the Second Merger, Monaco SpinCo has merged with and into Mead Products, with Mead Products surviving such merger as a Wholly-Owned Subsidiary of ACCO;

WHEREAS, Article Five of the Indenture prohibits the consummation of the Second Merger unless the requirements, restrictions and conditions set forth in such Article Five are satisfied, including the requirements that Mead Products expressly assumes the obligations of Monaco SpinCo under the Indenture and the Notes and that each of the Subsidiary Guarantors (unless such Guarantor is the Person with which Monaco SpinCo has entered into a transaction under Article Five) shall confirm that its Note Guarantee shall apply to the obligations of Mead Products in accordance with the Notes and the Indenture;

WHEREAS, ACCO desires to become a co-issuer of the Notes with Mead Products and assume, jointly and severally with Mead Products, the obligations of Monaco SpinCo under the Indenture to the same extent as if ACCO had been named as the “Company” in the Indenture;

WHEREAS, pursuant to Section 9.05 of the Indenture, the co-issuers have determined that the form of the Initial Notes appearing as Exhibit A to the Base Indenture and the form of the Exchange Notes appearing as Exhibit B to the Base Indenture are to be revised to reflect the terms of such Initial Notes and Exchange Notes as amended and supplemented by the terms of this Second Supplemental Indenture, and has determined that the form of the Initial Notes as so amended and supplemented shall be as they appear as Exhibit A to this Second Supplemental Indenture and that the form of the Exchange Notes as so amended and supplemented shall be as they appear as Exhibit B to this Second Supplemental Indenture;

WHEREAS, pursuant to Section 9.05 of the Indenture, the co-issuers have determined that Holders of the Notes shall be required to deliver the existing Notes for cancellation in exchange for Notes to be issued pursuant to the terms of this Second Supplemental Indenture;

WHEREAS, pursuant to Section 9.01 of the Indenture, the co-issuers and the Guarantors desire to execute and deliver this Second Supplemental Indenture and cause the existing Notes to be delivered for cancellation in exchange for Notes to be issued pursuant to the terms of this Second Supplemental Indenture, and have requested the Trustee join with them in the execution and delivery of this Second Supplemental Indenture, and pursuant to the written order of the co-issuers signed by an Officer of each co-issuer, to cancel the existing Notes and upon receipt of such Notes duly executed by each co-issuer, together with notations of Guarantee of each of the Guarantors as provided by the Base Indenture, cause such Notes to be authenticated and delivered pursuant to the terms of this Second Supplemental Indenture and the written order of an Officer of each co-issuer;

WHEREAS, in accordance with Section 9.01 and Section 9.06 of the Indenture, each co-issuer has delivered to the Trustee its written request accompanied by a Board Resolution authorizing the execution of this Second Supplemental Indenture, an Officers’ Certificate, and an Opinion of Counsel responsive to the matters set forth in Section 9.06 of the Indenture and has otherwise complied with all conditions precedent provided for in the Indenture relating to the execution and delivery of this Second Supplemental Indenture and the issuance and authentication of the Notes pursuant to this Second Supplemental Indenture;

WHEREAS, pursuant to Section 9.01 of the Indenture, ACCO, Mead Products, the Guarantors and the Trustee are authorized to execute and deliver this Second Supplemental Indenture, and all things necessary to make this Second Supplemental Indenture a valid agreement of each co-issuer, the Guarantors and the Trustee in accordance with its terms have been done.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto mutually covenant and agree as follows for the benefit of each other and the equal and ratable benefit of the Holders of the Notes:

1. Defined Terms. As used in this Second Supplemental Indenture, terms defined in the Indenture or in the preamble or recital hereto are used herein as therein defined. The words “herein,” “hereof” and “hereby” and other words of similar import used in this Second Supplemental Indenture refer to this Second Supplemental Indenture as a whole and not to any particular section hereof.

2. Mead Products’ Agreement to Assume Obligations. Mead Products hereby expressly assumes the due and punctual payment of the principal of, premium, if any, and interest and Special Interest, if any, on the Notes, and the performance and observance of each and every covenant and condition of the Indenture and the Notes on the part of Monaco SpinCo to be performed or observed, to the same extent as if Mead Products had been named as the “Company” in the Indenture.

Mead Products hereby agrees to be bound by all the terms, provisions and conditions of the Indenture and the Notes and that it shall be the successor issuer of the Notes and shall succeed to, and be substituted for, and may exercise every right and power of, Monaco SpinCo, as the predecessor issuer of the Notes, under the Indenture and the Notes, all to the extent provided in and in accordance with the terms and conditions of, the Indenture.

3. Subsidiary Guarantors’ Confirmation of Their Note Guarantees. Each Subsidiary Guarantor, other than Mead Products, hereby confirms that its Note Guarantee shall apply to the obligations of Monaco SpinCo in accordance with the Notes and the Indenture.

4. ACCO’s Agreement to Become Co-Issuer. From and after the date of this Second Supplemental Indenture, all references in the Indenture and the Notes to the “Company” shall mean Mead Products and ACCO, as co-issuers, and ACCO hereby expressly assumes the due and punctual payment of the principal of, premium, if any, and interest and Special Interest, if any, on the Notes, and the performance and observance of each and every covenant and condition of the Indenture and the Notes on the part of Monaco SpinCo to be performed or observed. ACCO hereby agrees to be bound by all the terms, provisions and conditions of the Indenture and the Notes and that it shall be the successor issuer of the Notes and shall succeed to, and be substituted for, and may exercise every right and power of Monaco SpinCo, as the predecessor issuer of the Notes, under the Indenture and the Notes, all to the extent provided in and in accordance with the terms and conditions of, the Indenture.

4. Ratification of Indenture; Supplemental Indentures Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Second Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

5. GOVERNING LAW. THIS SECOND SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES WHICH WOULD HAVE THE EFFECT OF APPLYING THE LAWS OF ANY OTHER JURISDICTION.

6. Trustee Makes No Representation. The Trustee makes no representation as to the validity or sufficiency of this Second Supplemental Indenture, the Notes or the Note Guarantees, or with respect to the Second Merger, all of which recitals are made solely by each co-issuer and the Guarantors. All of the provisions contained in the Indenture in respect of the rights, privileges, and immunities of the Trustee shall be applicable in respect of this Second Supplemental Indenture as fully and with like force and effect as though fully set forth in full herein.

7. Counterparts. The parties may sign any number of copies of this Second Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

8. Effect of Headings. The Section headings herein are for convenience only and shall not effect the construction thereof.

9. No Recourse Against Others. No director, officer, employee, incorporator or stockholder of Mead Products or ACCO, as such, shall have any liability for any obligations of ACCO under the Notes, the Indenture, the First Supplemental Indenture, this Second Supplemental Indenture or any document related to any of the foregoing or for any claim based on, in respect of, or by reason of, such obligations or their creation.

10. Concerning the Notes.

Section 2.02 of the Base Indenture is hereby amended to provided that the Initial Notes (including any Additional Notes if issued as Restricted Notes) and the Trustee’s certificate of authentication shall be substantially in the form of Exhibit A to this Second Supplemental Indenture, which is hereby incorporated in and expressly made a part of the Indenture. The Exchange Notes (and any Additional Notes issued other than as Restricted Notes) and the Trustee’s certificate of authentication shall be substantially in the form of Exhibit B hereto, which is hereby incorporated in and expressly made a part of the Indenture. The co-issuers shall cause to be issued a notice of exchange to the Depositary substantially in the form of Exhibit C to this Second Supplemental Indenture. The Trustee shall authenticate and make available for delivery upon a written order of each co-issuer signed by one Officer and an Opinion of Counsel, Notes for exchange with Notes outstanding on the date hereof in an aggregate principal amount of $500,000,000. The Notes Custodian is hereby authorized to accept delivery of Notes issued and authenticated pursuant to such written order of each co-issuer and upon receipt thereof, cancel such exchanged Notes, and take such other actions with the Depositary as may be required to effect such exchange pursuant to Applicable Procedures.

IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed as of the date first above written.

ACCO BRANDS CORPORATION

By:	/s/ Boris Elisman
Name:	Boris Elisman
Title:	President and Chief Operating Officer

MEAD PRODUCTS LLC

By:	/s/ Steven Rubin
Name:	Steven Rubin
Title:	Vice President and Secretary

GUARANTORS:
ACCO BRANDS USA LLC

By:	/s/ Steven Rubin
Name:	Steven Rubin
Title:	Senior Vice President and Secretary

DAY-TIMERS, INC.

By:	/s/ Steven Rubin
Name:	Steven Rubin
Title:	Vice President and Secretary

GENERAL BINDING CORPORATION

By:	/s/ Steven Rubin
Name:	Steven Rubin
Title:	Vice President and Secretary

GBC INTERNATIONAL, INC.

By:	/s/ Steven Rubin
Name:	Steven Rubin
Title:	Vice President and Secretary

ACCO INTERNATIONAL HOLDINGS, INC.

By:	/s/ Steven Rubin
Name:	Steven Rubin
Title:	Vice President and Secretary

ACCO EUROPE FINANCE HOLDINGS, LLC

By:	/s/ Steven Rubin
Name:	Steven Rubin
Title:	Vice President and Secretary

MEAD DIRECT RESPONSE, INC.

By:	/s/ Neil A. McLachlan
Name:	Neil A. McLachlan
Title:	Chief Executive Officer
and President

WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE

By:	/s/ Gregory S. Clarke
Name: Gregory S. Clarke
Title: Vice President

Exhibit A

Form of Initial Note

[FORM OF FACE OF INITIAL NOTE]

[Global Note Legend]

THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.07 OR SECTION 9.05 OF THE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.2(b) OF THE APPENDIX TO THE INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

[Restricted Note Legend]

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS THE DATE ONE YEAR AFTER THE LAST ORIGINAL ISSUE DATE HEREOF OR SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED UNDER RULE 144 UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THEREOF, ONLY (A) TO THE ISSUER OR ANY SUBSIDIARY OF THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

[Regulation S Legend]

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS THE DATE ONE YEAR AFTER THE LAST ORIGINAL ISSUE DATE HEREOF OR SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED UNDER RULE 144 UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THEREOF, ONLY (A) TO THE ISSUER OR ANY SUBSIDIARY OF THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUERS’ AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

Each Regulation S Global Note shall bear the following additional legend (as applicable):

THE RIGHTS ATTACHING TO THIS REGULATION S GLOBAL NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR CERTIFICATED NOTES, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN).

Each Definitive Note shall bear the following additional legend:

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRUSTEE SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH REGISTRAR AND TRUSTEE MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

[FORM OF INITIAL NOTE]

CUSIP No.

ISIN No.

No.	$

ACCO BRANDS CORPORATION AND MEAD PRODUCTS LLC

6.75% Senior Notes due 2020

ACCO BRANDS CORPORATION, a Delaware corporation, and MEAD PRODUCTS LLC, a Delaware limited liability company, for value received, promise to pay to [    ], or its registered assigns, the principal sum of [    ] Dollars[, or such other amount as is listed on the Schedule of Increases or Decreases in Global Note attached hereto]1 on April 30, 2020.

Interest Payment Dates: April 30 and October 30, commencing October 30, 2012.2

Record Dates: April 15 and October 15.

Additional provisions of this Note are set forth on the other side of this Note.

[Signature Page to follow]

[1]	Use the Schedule of Increases and Decreases language if Note is in Global Form.

[2]	Applicable to Initial Notes only.

IN WITNESS WHEREOF, the parties have caused this instrument to be duly executed.

ACCO BRANDS CORPORATION

By:
Name:
Title:

MEAD PRODUCTS LLC

By:
Name:
Title:

Dated:

[Attach Notation of Note Guarantee for each Guarantor]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

Wells Fargo Bank, National Association, as Trustee,

        certifies that this is one of the

        Notes referred to in the Indenture

By:
Authorized Signatory

Dated:

*/	If the Note is to be issued in global form, add the Global Notes Legend and the applicable attachment from Exhibit A captioned “TO BE ATTACHED TO GLOBAL NOTES – SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTES”.

[FORM OF REVERSE SIDE OF INITIAL NOTE]

ACCO BRANDS CORPORATION AND MEAD PRODUCTS LLC

6.75% Senior Notes due 2020

Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

1.	Interest

(a) The Issuer promises to pay interest on the principal amount of this Note at the rate per annum shown above from the date hereof until maturity and shall pay the Special Interest (if any) payable pursuant to Section 6 of the Registration Rights Agreement referred to below. The Issuer shall pay interest and Special Interest (if any) semiannually in arrears on April 30 and October 30 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each an “Interest Payment Date”), commencing October 30, 2012. Interest on the Notes shall accrue from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from April 30, 2012 until the principal hereof is due. Interest shall be computed on the basis of a 360-day year of twelve 30-day months. The Issuer shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal at a rate equal to 1% per annum in excess of the then applicable interest rate on the Notes to the extent lawful; the Issuer shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest and Special Interest (if any) (without regard to any applicable grace period) from time to time at the same rate to the extent lawful.

(b) Registration Rights Agreement. The Holder of this Note is entitled to the benefits of a Registration Rights Agreement, dated as of May 1, 2012, among the Issuer, the Guarantors and Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, BMO Capital Markets Corp. and SunTrust Robinson Humphrey, Inc. as representatives of the Initial Purchasers.

2.	Method of Payment

The Issuer shall pay interest on the Notes (except defaulted interest) and Special Interest (if any) to the Persons who are registered Holders at the close of business on the April 15 or October 15 immediately preceding the Interest Payment Date even if Notes are canceled after the record date and on or before the Interest Payment Date, except as provided in Section 2.12 of the Indenture with respect to defaulted interest. The Issuer shall pay principal, premium, if any, and interest (including Special Interest, if any) on the Notes in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. The Issuer will make payments in respect of the Notes represented by the Global Notes, including principal, premium, if any, and interest (including Special Interest, if any), by wire transfer of immediately available funds to the accounts specified by the Global Note Holder. The Issuer will make all payments of principal, interest (including Special Interest, if any) and premium, if any, with respect to Definitive Notes by wire transfer of immediately available funds to the accounts specified by the Holders of the Definitive Notes or, if no such account is specified, by mailing a check to each such Holder’s registered address. All other payments on Notes shall be made at the office or agency of the Paying Agent and Registrar unless the Issuer elects to make interest payments by check mailed to the Holders at their addresses set forth in the register of Holders.

3.	Paying Agent and Registrar

Initially, Wells Fargo Bank, National Association (the “Trustee”) will act as Paying Agent and Registrar. The Issuer may appoint and change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act as Paying Agent or Registrar.

4.	Indenture

The Issuer issued the Notes under an Indenture dated as of April 30, 2012 (the “Indenture”), among the Company, the Guarantors and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S.C. §§ 77aaa-77bbbb) as in effect on the date of the Indenture (the “TIA”). The Notes are subject to all such terms and provisions of the Indenture, and the Holders (as defined in the Indenture) are referred to the Indenture and the TIA for a statement of such terms and provisions. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Indenture pursuant to which this Note is issued provides that an unlimited aggregate principal amount of Additional Notes may be issued thereunder.

5.	Optional Redemption

(a) Except as set forth in subparagraph (b) of this paragraph 5, the Issuer shall not have the option to redeem the Notes pursuant to this Section prior to April 30, 2017. On or after April 30, 2017, the Issuer may redeem the Notes, in whole at any time or in part from time to time, upon not less than 30 nor more than 60 days’ notice, at the redemption prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest and Special Interest (if any) thereon, to the applicable redemption date, if redeemed during the 12-month period beginning on April 30 of the years indicated below, subject to the rights of Holders of Notes on the relevant record date to receive interest on the relevant Interest Payment Date:

Year	Percentage
April 30, 2017	103.3750%
April 30, 2018	101.6875%
April 30, 2019 and thereafter	100.0000%

(b) At any time prior to April 30, 2017, the Issuer may on any one or more occasions redeem all or a part of the Notes, upon not less than 30 nor more than 60 days’ notice, at a redemption price equal to 100% of the principal amount of the Notes redeemed, plus the Applicable Premium as of, and accrued and unpaid interest and Special Interest, if any, to, the date of redemption, subject to the rights of Holders of Notes on the relevant record date to receive interest on the relevant Interest Payment Date.

6.	Mandatory Redemption

The Issuer shall not be required to make mandatory redemption or sinking fund payments with respect to the Notes.

7.	Notice of Redemption

Notice of redemption will be mailed by first-class mail at least 30 days but not more than 60 days before the redemption date to each Holder of Notes to be redeemed at his, her or its registered address, except that redemption notices may be mailed more than 60 days prior to a redemption date if the notice is issued in connection with a defeasance of the Notes or a satisfaction and discharge of the Indenture. Notes in denominations larger than $2,000 may be redeemed in part but only in whole multiples of $1,000. On or after the redemption date interest ceases to accrue on Notes or portions thereof called for redemption.

8.	Repurchase of Notes at the Option of the Holders upon Change of Control and Asset Sales

Upon the occurrence of a Change of Control, each Holder shall have the right, subject to certain conditions specified in the Indenture, to cause the Issuer to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000) of that Holder’s Notes at a purchase price in cash equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest and Special Interest, if any, to the date of purchase (subject to the right of the Holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date), as provided in, and subject to the terms of, the Indenture.

In accordance with Section 4.06 of the Indenture, the Issuer will be required to offer to purchase Notes upon the occurrence of certain events related to sales of Company assets. If such an event occurs, the offer price for the Notes in any Asset Sale Offer will be equal to 100% of the principal amount of the Notes repurchased, plus accrued and unpaid interest and Special Interest, if any, on the Notes to the date of purchase, as provided in, and subject to the terms of, the Indenture.

9.	Denominations; Transfer; Exchange

The Notes are in registered form, without coupons, in denominations of $2,000 and any integral multiple of $1,000 in excess of $2,000. The transfer of Notes may be registered and Notes may be exchanged in accordance with the Indenture. Upon any registration of transfer or exchange, the Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and the Issuer may require a Holder to pay any taxes required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Notes selected for redemption (except, in the case of a Note to be redeemed in part, the portion of the Note not to be redeemed) or to transfer or exchange any Notes (i) for a period of 15 days prior to a selection of Notes to be redeemed or (ii) tendered and not withdrawn in connection with a Change of Control Offer or an Asset Sale Offer. Transfer may be restricted as provided in the Indenture.

10.	Persons Deemed Owners

The registered Holder of this Note shall be treated as its owner for all purposes.

11.	Unclaimed Money

Subject to any applicable escheat or other abandoned property law, the Trustee or Paying Agent shall pay to the Issuer upon written request any money held by them for the payment of principal of, premium (if any), interest or Special Interest (if any) on, any Note that remains unclaimed for two years after such amounts have become due and payable, and, thereafter, Holders entitled to the money must look to the Issuer for payment as a general creditor, and the Trustee and each Paying Agent shall have no further liability with respect to such monies.

12.	Discharge and Defeasance

Subject to certain conditions, the Issuer at any time may terminate some of or all its obligations under the Notes and the Indenture if, among other things, the Issuer deposits with the Trustee, in trust, for the benefit of the Holders of the Notes, cash in U.S. dollars, Government Securities, or a combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay the principal of, or premium (if any), interest and Special Interest (if any) on, the outstanding Notes.

13.	Amendment, Supplement and Waiver

(c) Subject to certain exceptions, the Indenture, the Notes or the Note Guarantees may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Notes), and any provision of the Indenture, the Notes or the Note Guarantees may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Notes (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Notes).

(d) Without the consent of any Holder of a Note, the Indenture, the Notes or the Note Guarantees may be amended or supplemented to cure any ambiguity, omission, mistake, defect or inconsistency, to provide for uncertificated Notes in addition to or in place of certificated Notes, to provide for the assumption of the Issuer’s or any Guarantor’s obligations to Holders of Notes in the case of a merger or consolidation or sale of all or substantially all of the Issuer’s or such Guarantor’s assets, to make any change that would provide any additional rights or benefits to the Holders of Notes or that does not adversely affect the legal rights under the Indenture of any such Holder, to comply with requirements of the SEC in order to effect or maintain the qualification of the Indenture under the TIA, to comply with Section 4.11 of the Indenture, to conform the text of the Indenture, the Notes or the Note Guarantees to any provision of the section of the Offering Memorandum entitled “Description of Notes” to the extent that such provision in the “Description of Notes” was intended to be a verbatim recitation of a provision of the Indenture, the Notes or the Note Guarantees, to evidence and provide for the acceptance of appointment by a successor Trustee (provided that the successor Trustee is otherwise qualified and eligible to act as such under the Indenture), to provide for the issuance of Additional Notes in accordance with the Indenture, or to grant any Lien for the benefit of the Holders of the Notes.

14.	Defaults and Remedies

In the case of an Event of Default arising from events of bankruptcy or insolvency specified in Section 6.01(f) or Section 6.01(g) of the Indenture with respect to the Company, all outstanding Notes will become due and payable immediately without further action or notice. If any other Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then-outstanding Notes may declare all the Notes to be due and payable immediately by notice in writing to the Issuer specifying the Event of Default; provided, however, that a Default under Section 6.01(d) of the Indenture shall not constitute an Event of Default until the Trustee notifies the Company or the Holders of at least 25% in principal amount of the outstanding Notes notify the Company and the Trustee of the Default and the Company does not cure such Default within the time specified in Section 6.01(d) after receipt of such notice. Holders of the Notes may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then-outstanding Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Notes notice of any Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest or premium, if any, or Special Interest, if any) if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of the Holders of the Notes. Holders of a majority in aggregate principal amount of the Notes then outstanding by notice to the Trustee may on behalf of the Holders of all of the Notes waive any existing Default or Event of Default and its consequences under the Indenture, except a continuing Default or Event of Default in the payment of interest or Special Interest, if any, on, premium, if any, on, or the principal of, the Notes; provided, however, that the Holders of a majority in principal amount of the then outstanding Notes may rescind an acceleration and its consequences, except a Default or Event of Default in the payment of the principal of, or premium (if any), interest or Special Interest (if any) on, a Note.

15.	Trustee Dealings with the Company

Subject to certain limitations imposed by the TIA, the Trustee, in its individual or any other capacity, may become the owner or pledgee of Notes and may become a creditor of, or otherwise deal with, the Issuer or its Affiliates with the same rights it would have if it were not Trustee.

16.	No Recourse Against Others

No director, officer, employee, manager, incorporator or holder of any Equity Interests in ACCO or of any Guarantor or any direct or indirect parent corporation, as such, shall have any liability for any obligations of the Issuer or the Guarantors under the Notes, the

Indenture or the Note Guarantees for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release under are part of the consideration for issuance of the Notes and the Note Guarantees.

17.	Authentication

This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

18.	Abbreviations

Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

19.	GOVERNING LAW

THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES WHICH WOULD HAVE THE EFFECT OF APPLYING THE LAWS OF ANY OTHER JURISDICTION.

20.	CUSIP Numbers; ISINs

The Company has caused CUSIP numbers and ISINs to be printed on the Notes and has directed the Trustee to use CUSIP numbers and ISINs in notices as a convenience to the Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice and reliance may be placed only on the other identification numbers placed thereon.

21.	Guarantee

The Company’s obligations under the Notes are fully and unconditionally guaranteed, jointly and severally, by the Guarantors.

22.	Copies of Documents

The Company will furnish to any Holder of Notes upon written request and without charge to the Holder a copy of the Indenture which has in it the text of this Note.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:
(INSERT ASSIGNEE’S LEGAL NAME)

(Insert assignee’s address and zip code)

and irrevocably appoint

as agent to transfer this Note on the books of the Company. The agent may substitute another to act for him or her.

Date:

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*:

* Participant in a recognized Signature

Guarantee Medallion Program (or other

signature guarantor acceptable to the Trustee).

[To be inserted for Rule 144A Global Note]

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:

Date of Exchange	Amount of Decrease in Principal Amount at Maturity of this Global Note	Amount of Increase in Principal Amount at Maturity of this Global Note	Principal Amount of this Global Note Following such decrease (or increase)	Signature of Authorized Officer of Trustee or Notes Custodian

[To be inserted for Regulation S Global Note]

SCHEDULE OF EXCHANGES OF INTERESTS IN THE REGULATION S GLOBAL NOTE

The following exchanges of a part of this Regulation S Global Note for an interest in another Global Note or of other Restricted Global Notes for an interest in this Regulation S Global Note, have been made:

Date of Exchange	Amount of Decrease in Principal Amount at Maturity of this Global Note	Amount of Increase in Principal Amount at Maturity of this Global Note	Principal Amount of this Global Note Following such decrease (or increase)	Signature of Authorized Officer of Trustee or Notes Custodian

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Note purchased by the Company pursuant to Section 4.06 (Asset Sale) or Section 4.08 (Change of Control) of the Indenture, check the box:

Asset Sale         ☐                         Change of Control        ☐

If you want to elect to have only part of this Note purchased by the Company pursuant to Section 4.06 (Asset Sale) or Section 4.08 (Change of Control) of the Indenture, state the amount ($2,000 or an integral multiple of $1,000 in excess of $2,000):

$

Date:	Your Signature:
(Sign exactly as your name appears on the face of this Note

Tax Identification No.:

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

Exhibit B

Form of Exchange Notes

[FORM OF FACE OF EXCHANGE NOTE]3

[Global Note Legend]

THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.07 OR SECTION 9.05 OF THE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.2(b) OF THE APPENDIX TO THE INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

Each Regulation S Global Note shall bear the following additional legend (as applicable):

THE RIGHTS ATTACHING TO THIS REGULATION S GLOBAL NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR CERTIFICATED NOTES, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN).

Each Definitive Note shall bear the following additional legend:

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRUSTEE SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH REGISTRAR AND TRUSTEE MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

[3]

If “Private Exchange Securities” as defined in the Registration Rights Agreement are to be issued instead of Exchange Notes, the Restricted Notes Legend should be included on the face of such Private Exchange Securities.

[FORM OF EXCHANGE NOTE]

CUSIP No.

ISIN No.

No.	$

ACCO BRANDS CORPORATION AND MEAD PRODUCTS LLC

6.75% Senior Notes due 2020

ACCO BRANDS CORPORATION, a Delaware corporation, and MEAD PRODUCTS LLC, a Delaware limited liability company, for value received, promises to pay to [            ], or its registered assigns, the principal sum of [            ] Dollars [, or such other amount as is listed on the Schedule of Increases or Decreases in Global Note attached hereto]4 on April 30, 2020.

Interest Payment Dates: April 30 and October 30.

Record Dates: April 15 and October 15.

Additional provisions of this Note are set forth on the other side of this Note.

IN WITNESS WHEREOF, the parties have caused this instrument to be duly executed.

ACCO BRANDS CORPORATION

By:
Name:
Title:

MEAD PRODUCTS LLC

By:
Name:
Title:

Dated:

[Attach Notation of Note Guarantee for each Guarantor]

[4]	Use the Schedule of Increases and Decreases language if Note is in Global Form.

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

Wells Fargo Bank, National Association, as Trustee,

certifies that this is one of the

Notes referred to in the Indenture

By:
Authorized Signatory

Dated:

*/	If the Note is to be issued in global form, add the Global Notes Legend and the applicable attachment from Exhibit B captioned “TO BE ATTACHED TO GLOBAL NOTES – SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTES”.

[FORM OF REVERSE SIDE OF EXCHANGE NOTE]

ACCO BRANDS CORPORATION AND MEAD PRODUCTS LLC

6.75% Senior Notes due 2020

Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

1.	Interest

The Issuer promises to pay interest on the principal amount of this Note at the rate per annum shown above from the date hereof until maturity. The Issuer shall pay interest semiannually in arrears on April 30 and October 30 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each an “Interest Payment Date”), commencing October 30, 2012. Interest on the Notes shall accrue from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from April 30, 2012 until the principal hereof is due. Interest shall be computed on the basis of a 360-day year of twelve 30-day months. The Issuer shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal at a rate equal to 1% per annum in excess of the then applicable interest rate on the Notes to the extent lawful; the Issuer shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace period) from time to time at the same rate to the extent lawful.

2.	Method of Payment

The Issuer shall pay interest on the Notes (except defaulted interest) to the Persons who are registered Holders at the close of business on the April 15 or October 15 immediately preceding the Interest Payment Date even if Notes are canceled after the record date and on or before the Interest Payment Date, except as provided in Section 2.12 of the Indenture with respect to defaulted interest. The Issuer shall pay principal, premium, if any, and interest on the Notes in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. The Issuer will make payments in respect of the Notes represented by the Global Notes, including principal, premium, if any, and interest, by wire transfer of immediately available funds to the accounts specified by the Global Note Holder. The Issuer will make all payments of principal, interest, and premium, if any, with respect to Definitive Notes by wire transfer of immediately available funds to the accounts specified by the Holders of the Definitive Notes or, if no such account is specified, by mailing a check to each such Holder’s registered address. All other payments on Notes shall be made at the office or agency of the Paying Agent and Registrar unless the Issuer elects to make interest payments by check mailed to the Holders at their addresses set forth in the register of Holders.

3.	Paying Agent and Registrar

Initially, Wells Fargo Bank, National Association (the “Trustee”) will act as Paying Agent and Registrar. The Issuer may appoint and change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act as Paying Agent or Registrar.

4.	Indenture

The Issuer issued the Notes under an Indenture dated as of April 30, 2012 (the “Base Indenture”), among the Issuer, the Guarantors and the Trustee, as supplemented by (i) the First Supplemental Indenture, dated as of May 1, 2012 (the “First Supplemental Indenture”), among SpinCo, the Guarantors and the Trustee and (ii) the Second Supplemental Indenture, dated as of May 1, 2012 (the “Second Supplemental Indenture” and, together with the Base Indenture and the First Supplemental Indenture, the “Indenture”), among ACCO Brands Corporation, a Delaware Corporation, Mead Products LLC, a Delaware limited liability company, the Guarantors and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S.C. §§ 77aaa-77bbbb) as in effect on the date of the Indenture (the “TIA”). The Notes are subject to all such terms and provisions of the Indenture, and the Holders (as defined in the Indenture) are referred to the Indenture and the TIA for a statement of such terms and provisions. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Indenture pursuant to which this Note is issued provides that an unlimited aggregate principal amount of Additional Notes may be issued thereunder.

5.	Optional Redemption

(e) Except as set forth in subparagraph (b) of this paragraph 5, the Issuer shall not have the option to redeem the Notes pursuant to this Section prior to April 30, 2017. On or after April 30, 2017, the Issuer may redeem the Notes, in whole at any time or in part from time to time, upon not less than 30 nor more than 60 days’ notice, at the redemption prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest thereon, to the applicable redemption date, if redeemed during the 12-month period beginning on April 30 of the years indicated below, subject to the rights of Holders of Notes on the relevant record date to receive interest on the relevant Interest Payment Date:

Year	Percentage
April 30, 2017	103.3750%
April 30, 2018	101.6875%
April 30, 2019 and thereafter	100.0000%

(f) At any time prior to April 30, 2017, the Issuer may on any one or more occasions redeem all or a part of the Notes, upon not less than 30 nor more than 60 days’ notice, at a redemption price equal to 100% of the principal amount of the Notes redeemed, plus the Applicable Premium as of, and accrued and unpaid interest, if any, to, the date of redemption, subject to the rights of Holders of Notes on the relevant record date to receive interest on the relevant Interest Payment Date.

6.	Mandatory Redemption

The Issuer shall not be required to make mandatory redemption or sinking fund payments with respect to the Notes.

7.	Notice of Redemption

Notice of redemption will be mailed by first-class mail at least 30 days but not more than 60 days before the redemption date to each Holder of Notes to be redeemed at his, her or its registered address, except that redemption notices may be mailed more than 60 days prior to a redemption date if the notice is issued in connection with a defeasance of the Notes or a satisfaction and discharge of the Indenture. Notes in denominations larger than $2,000 may be redeemed in part but only in whole multiples of $1,000. On or after the redemption date interest ceases to accrue on Notes or portions thereof called for redemption.

8.	Repurchase of Notes at the Option of the Holders upon Change of Control and Asset Sales

Upon the occurrence of a Change of Control, each Holder shall have the right, subject to certain conditions specified in the Indenture, to cause the Issuer to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000) of that Holder’s Notes at a purchase price in cash equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest to the date of purchase (subject to the right of the Holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date), as provided in, and subject to the terms of, the Indenture.

In accordance with Section 4.06 of the Indenture, the Issuer will be required to offer to purchase Notes upon the occurrence of certain events related to sales of Issuer assets. If such an event occurs, the offer price for the Notes in any Asset Sale Offer will be equal to 100% of the principal amount of the Notes repurchased, plus accrued and unpaid interest on the Notes to the date of purchase, as provided in, and subject to the terms of, the Indenture.

9.	Denominations; Transfer; Exchange

The Notes are in registered form, without coupons, in denominations of $2,000 and any integral multiple of $1,000 in excess of $2,000. The transfer of Notes may be registered and Notes may be exchanged in accordance with the Indenture. Upon any registration of transfer or exchange, the Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and the Company may require a Holder to pay any taxes required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Notes selected for redemption (except, in the case of a Note to be redeemed in part, the portion of the Note not to be redeemed) or to transfer or exchange any Notes (i) for a period of 15 days prior to a selection of Notes to be redeemed or (ii) tendered and not withdrawn in connection with a Change of Control Offer or an Asset Sale Offer. Transfer may be restricted as provided in the Indenture.

10.	Persons Deemed Owners

The registered Holder of this Note shall be treated as its owner for all purposes.

11.	Unclaimed Money

Subject to any applicable escheat or other abandoned property law, the Trustee or Paying Agent shall pay to the Issuer upon written request any money held by them for the payment of principal of, or premium (if any) on, any Note that remains unclaimed for two years after such amounts have become due and payable, and, thereafter, Holders entitled to the money must look to the Issuer for payment as a general creditor, and the Trustee and each Paying Agent shall have no further liability with respect to such monies.

12.	Discharge and Defeasance

Subject to certain conditions, the Issuer at any time may terminate some of or all its obligations under the Notes and the Indenture if, among other things, the Company deposits with the Trustee, in trust, for the benefit of the Holders of the Notes, cash in U.S. dollars, Government Securities, or a combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay the principal of, or premium (if any) and interest on, the outstanding Notes.

13.	Amendment, Supplement and Waiver

(g) Subject to certain exceptions, the Indenture, the Notes or the Note Guarantees may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Notes), and any provision of the Indenture, the Notes or the Note Guarantees may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Notes (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Notes).

(h) Without the consent of any Holder of a Note, the Indenture, the Notes or the Note Guarantees may be amended or supplemented to cure any ambiguity, omission, mistake, defect or inconsistency, to provide for uncertificated Notes in addition to or in place of certificated Notes, to provide for the assumption of the Issuer’s or any Guarantor’s obligations to Holders of Notes in the case of a merger or consolidation or sale of all or substantially all of the Issuer’s or such Guarantor’s assets, to make any change that would provide any additional rights or benefits to the Holders of Notes or that does not adversely affect the legal rights under the Indenture of any such Holder, to comply with requirements of the SEC in order to effect or maintain the qualification of the Indenture under the TIA, to comply with Section 4.11 of the Indenture, to conform the text of the Indenture, the Notes or the Note Guarantees to any provision of the section of the Offering Memorandum entitled “Description of Notes” to the extent that such provision in the “Description of Notes” was intended to be a verbatim recitation of a provision of the Indenture, the Notes or the Note Guarantees, to evidence and provide for the acceptance of appointment by a successor Trustee (provided that the successor Trustee is otherwise qualified and eligible to act as such under the Indenture), to provide for the issuance of Additional Notes in accordance with the Indenture, or to grant any Lien for the benefit of the Holders of the Notes.

14.	Defaults and Remedies

In the case of an Event of Default arising from events of bankruptcy or insolvency specified in Section 6.01(f) or Section 6.01(g) of the Indenture with respect to the Company, all outstanding Notes will become due and payable immediately without further action or notice. If any other Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Notes may declare all the Notes to be due and payable immediately by notice in writing to the Company specifying the Event of Default; provided, however, that a Default under Section 6.01(d) of the Indenture shall not constitute an Event of Default until the Trustee notifies the Company or the Holders of at least 25% in principal amount of the outstanding Notes notify the Company and the Trustee of the Default and the Company does not cure such Default within the time specified in Section 6.01(d) after receipt of such notice. Holders of the Notes may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then-outstanding Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Notes notice of any Default or Event of Default (except a Default or Event of Default relating to the payment of principal, interest or premium, if any) if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of the Holders of the Notes. Holders of a majority in aggregate principal amount of the Notes then outstanding by notice to the Trustee may on behalf of the Holders of all of the Notes waive any existing Default or Event of Default and its consequences under the Indenture, except a continuing Default or Event of Default in the payment of interest on, premium, if any, on, or the principal of, the Notes; provided, however, that the Holders of a majority in principal amount of the then outstanding Notes may rescind an acceleration and its consequences, except a Default or Event of Default in the payment of the principal of, or premium (if any) or interest on, a Note.

15.	Trustee Dealings with the Issuer

Subject to certain limitations imposed by the TIA, the Trustee, in its individual or any other capacity, may become the owner or pledgee of Notes and may become a creditor of, or otherwise deal with, the Issuer or its Affiliates with the same rights it would have if it were not Trustee.

16.	No Recourse Against Others

No director, officer, employee, manager, incorporator or holder of any Equity Interests in ACCO or of any Guarantor or any direct or indirect parent corporation, as such, shall have any liability for any obligations of the Issuer or the Guarantors under the Notes, the Indenture or the Note Guarantees for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release under are part of the consideration for issuance of the Notes and the Note Guarantees.

17.	Authentication

This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

18.	Abbreviations

Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

19.	GOVERNING LAW

THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES WHICH WOULD HAVE THE EFFECT OF APPLYING THE LAWS OF ANY OTHER JURISDICTION.

20.	CUSIP Numbers; ISINs

The Issuer has caused CUSIP numbers and ISINs to be printed on the Notes and has directed the Trustee to use CUSIP numbers and ISINs in notices of redemption as a convenience to the Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

21.	Guarantee

The Issuer’s obligations under the Notes are fully and unconditionally guaranteed, jointly and severally, by the Guarantors.

22.	Copies of Documents

The Issuer will furnish to any Holder of Notes upon written request and without charge to the Holder a copy of the Indenture which has in it the text of this Note.

ASSIGNMENT FORM

            To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:

(INSERT ASSIGNEE’S LEGAL NAME)

(Insert assignee’s address and zip code)

and irrevocably appoint

as agent to transfer this Note on the books of the Company. The agent may substitute another to act for him or her.

Date:

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*:

* Participant in a recognized Signature

Guarantee Medallion Program (or other

signature guarantor acceptable to the

Trustee).

[To be inserted for Rule 144A Global Note]

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:

Date of Exchange	Amount of Decrease in Principal Amount at Maturity of this Global Note	Amount of Increase in Principal Amount at Maturity of this Global Note	Principal Amount of this Global Note Following such decrease (or increase)	Signature of Authorized Officer of Trustee or Notes Custodian

[To be inserted for Regulation S Global Note]

SCHEDULE OF EXCHANGES OF INTERESTS IN THE REGULATION S GLOBAL NOTE

The following exchanges of a part of this Regulation S Global Note for an interest in another Global Note for an interest in this Regulation S Global Note, have been made:

Date of Exchange	Amount of Decrease in Principal Amount at Maturity of this Global Note	Amount of Increase in Principal Amount at Maturity of this Global Note	Principal Amount of this Global Note Following such decrease (or increase)	Signature of Authorized Officer of Trustee or Notes Custodian

EXHIBIT C

Form of Notice to Exchange

[ACCO Brands Corporation and Mead Products LLC Letterhead]

[Date]

Attention: Underwriting Department

The Depositary Trust Company

55 Water Street

New York, NY 10041

uwcorplor@dtcc.com

Re:

Notice of Exchange of Securities Eligible at DTC

Issued Pursuant to Rule 144A and Regulation S

ACCO Brands Corporation and Mead Products LLC

6.75% Senior Notes due 2020

CUSIP Nos. 582848AA5 (144A) and U5819NAA4 (RegS)

Ladies and Gentlemen:

Reference is made to the Blanket Issuer Letter of Representations addressed to DTC dated [             ] (the “BLOR”) from ACCO Brands Corporation and Mead Products LLC (the “Co-Issuers”) in connection with the above-referenced issue (the “New Securities”).

Co-Issuers hereby notify you that on May 1, 2012, pursuant to an Agreement and Plan of Merger, dated as of May 1, 2012 (the “Merger”), Monaco SpinCo Inc. (the “Old Issuer”) will merge with and into Mead Products LLC, with Mead Products LLC surviving the Merger as a wholly-owned subsidiary of ACCO Brands Corporation. Upon consummation of the Merger, Mead Products will be the successor issuer and ACCO Brands Corporation will become a co-issuer, and the global notes issued under the Old Issuer representing $500,000,000 6.75% Senior Notes due 2020 – CUSIP Nos. 608871 AA7 and U6100P AA5 will be canceled. Co-Issuers agree that the BLOR shall remain in full force and effect with respect to the New Securities.

Very truly yours,

ACCO Brands Corporation

By:
Name:
Title:

Mead Products LLC

By:
Name:
Title:

Attachment – Form of New Securities

cc: Horace Daley, at HDaley@dtcc.com